UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 12, 2013

Inter Parfums, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176

(Address of Principal Executive Offices)

212. 983.2640

(Registrant's Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Certain portions of our press release dated March 12, 2013, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

•	The 1st paragraph relating to the announcement of the results of operations for the fourth quarter of 2012 and fiscal year ended December 31, 2012, the 2nd and 3rd paragraphs relating to results of operations for the fourth quarter of 2012 and the 4th paragraph relating to results of operations for fiscal year ended December 31, 2012

•	Portions of the 5th paragraph relating to results of operations and recent licensing of brands

•	Paragraphs 6 and 8 relating to 2012 operations and results

•	Portions of the 9th paragraph relating to 2012 cash flow and balance sheet items

•	Paragraph 12 relating to the conference call to be held on March 13, 2013

•	The consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated March 12, 2013, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

•	The last sentence of the 5th paragraph relating to growth strategy

•	Paragraph 7 relating to 2013 and 2014 product launch schedule

•	Portions of the 9th paragraph relating to growth strategy

•	Paragraph 11 relating to 2013 guidance

•	Paragraph 14 relating to forward looking information

•	Paragraph 15 relating to Regulation G disclosures

•	The balance of such press release not otherwise incorporated by reference in Items 2.02 or 8.01

Item 8.01 Other Events

Paragraph 10 of our press release dated March 12, 2013 relating to our cash dividend is incorporated by reference herein.

2

Item 9.01 Financial Statements and Exhibits

99.1 Our press release dated March 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: March 12, 2013
Inter Parfums, Inc.

By: /s/ Russell Greenberg
Russell Greenberg, Executive Vice President

3